
                                                      NASCOR MORTGAGE LOAN POOL
                                                      20 TO 30 -YEAR FIXED RATE
                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 2000-02
                                                       POOL PROFILE (2/7/2000)

                                                                       BID                    TOLERANCE

AGGREGATE PRINCIPAL BALANCE                                      $380,000,000                   (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                                            1-Mar-00
INTEREST RATE RANGE                                          6.000% - 10.000%
GROSS WAC                                                               8.12%                 (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                                           25 bps
MASTER SERVICING FEE                                                  1.7 bps
WAM (in months)                                                           357                 (+/- 2 month)

WALTV                                                                     77%                 (maximum 80%)

CALIFORNIA %                                                              24%                 (maximum 30%)
SINGLE LARGEST ZIP CODE CONCENTRATION                                      2%                 (maximum  5%)

AVERAGE LOAN BALANCE                                                 $350,000            (maximum $380,000)
LARGEST INDIVIDUAL LOAN BALANCE                                    $1,400,000          (maximum $1,500,000)

CASH-OUT REFINANCE %                                                      15%                (maximum  20%)

PRIMARY RESIDENCE %                                                       95%                 (minimum 92%)

SINGLE-FAMILY DETACHED %                                                  90%                 (minimum 85%)

FULL DOCUMENTATION %                                                      87%                 (minimum 80%)

UNINSURED (greater than) 80% LTV %                                         3%                  (maximum 5%)

TEMPORARY BUYDOWNS                                                         0%                 (maximum  3%)



                            THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
                                       MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal
     Balance.


                                                        RELOCATION MORTGAGES
                                                        NASCOR SERIES 2000-02
                                                         PRICING INFORMATION

RATING AGENCIES                                                TBD by Norwest

PASS THRU RATE                                                          7.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                    0.75%

PRICING DATE                                                              TBD

FINAL STRUCTURE DUE DATE                                            13-Mar-00                       9:00 AM

SETTLEMENT DATE                                                     30-Mar-00

ASSUMED SUB LEVELS                                                        TBD                        4.250%






                                                                  Note:  AAA Class will be rated by two rating agencies.
                                                                  AA through B Classes will be rated by one rating agency.


NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2000-02. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.

NASCOR CONTACTS                                                   Wayne Creadick
                                                                  (301)846-8452
                                                                  Lori Maller (301)
                                                                  846-8185

30/20 YEAR NON-CONFORMING NON-RELO
NASCOR 2000-02
SUBORDINATE BID

SETTLEMENT DATE:                                               March 30, 2000
COLLATERAL SIZE:                                                       $380MM
SUBORDINATE SIZE:                                                     $15.2MM
PASS-THRU:                                                             7.500%

APPROX. AAA SUBORDINATION LEVEL:                                       4.000%
CLASS SIZE:
                                                  AA                   1.900%
                                                   A                   0.850%
                                                 BBB                   0.500%
                                                  BB                   0.300%
                                                   B                   0.200%
                                                  NR                   0.250%


Sublevels are not final, but are based on a substantial portion of the final pool.